Exhibit 1.1

EnLink Midstream Partners, LP

10,500,000 Common Units

UNDERWRITING AGREEMENT

November 14, 2014

Wells Fargo Securities, LLC

Barclays Capital Inc.

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Morgan Stanley & Co. LLC

As Representatives of the several Underwriters

listed in Schedule 1 hereto

c/o

Wells Fargo Securities, LLC

375 Park Avenue
New York, New York  10152

Ladies and Gentlemen:

EnLink Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), proposes to issue and sell an aggregate of 10,500,000 common units (the “Firm Units”) representing limited partner interests in the Partnership (the “Common Units”) to the underwriters (the “Underwriters”) named in Schedule 1 attached to this agreement (this “Agreement”), for whom Wells Fargo Securities, LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC are acting as representatives (in such capacity, the “Representatives”).  In addition, the Partnership proposes to grant to the Underwriters an option to purchase up to an additional 1,575,000 Common Units on the terms set forth in Section 2 (the “Option Units”).  The Firm Units and the Option Units are hereinafter referred to as the “Units” and are more fully described in the Pricing Disclosure Package and the Prospectus (each hereinafter defined).

The direct and indirect subsidiaries of the Partnership listed under the caption “Operating Subsidiaries” on Schedule 2 hereto are collectively referred to herein as the “Operating Subsidiaries.”  The Partnership, EnLink Midstream GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), and the Operating Subsidiaries are collectively referred to herein as the “Partnership Entities.”

This is to confirm the agreement among the Partnership and the Underwriters concerning the purchase of the Units from the Partnership by the Underwriters.

1.     (i) Representations, Warranties and Agreements of the Partnership.  The Partnership represents, warrants and agrees with each of the Underwriters that:

(a)           A registration statement on Form S-3 (File No. 333-194465) with respect to the Units has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. As used in this Agreement:

(i)            “Applicable Time” means 8:30 a.m. (Eastern time) on the date of this Agreement;

(ii)           “Basic Prospectus” shall mean the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement;

(iii)          “Effective Date” means any date as of which any part of the Registration Statement became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iv)          “Preliminary Prospectus” shall mean any preliminary prospectus (including any preliminary prospectus supplement relating to the Units) filed with the Commission by the Partnership pursuant to Rule 424(b) under the Securities Act; and any reference to “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations on or prior to the date of this Agreement;

(v)           “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with (A) any Issuer Free Writing Prospectus filed with the Commission by the Partnership on or before the Applicable Time and identified on Schedule 4 hereto and (B) the pricing information identified on Schedule 4 hereto; and

(vi)          “Prospectus” means the form of the final prospectus, as first filed with the Commission by the Partnership pursuant to Rule 424(b) of the Rules and Regulations; and

(vii)         “Registration Statement” means the registration statement on Form S-3 referred to above, including all exhibits, financial statements and any documents incorporated by reference therein at such time and any prospectus supplement relating to the Units filed with the Commission by the Partnership pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement pursuant to Rule 430B of the Rules and Regulations, each as amended at the latest Effective Date.

Reference made herein to any Basic Prospectus, any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Units filed with the Commission by the Partnership pursuant to Rule 424(b) under the Securities Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Units is hereinafter called an “Issuer Free Writing Prospectus.”  The Commission has not issued any order suspending the effectiveness of the Registration Statement or any part thereof, and no proceeding for such purpose has been instituted or, to the knowledge of the Partnership, threatened by the Commission.

(b)           No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and any Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the information furnished in writing to the Partnership by any Underwriter through the Representatives expressly for use therein, which information is specified in Section 9(e) of this Agreement.

(c)           The Pricing Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule 4 hereto does not conflict with the information contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus or a Pricing Disclosure Package in reliance upon and in conformity with the information furnished in writing to the Partnership by any Underwriter through the Representatives expressly for use therein, which information is specified in Section 9(e) of this Agreement.

(d)           The Registration Statement conformed in all material respects at each Effective Date, conforms in all material respects on the date hereof and will conform in all material respects on the applicable Delivery Date (as defined in Section 4), and any post-effective amendment to the Registration Statement filed after the date hereof will conform in all material respects on the applicable effective date, as of the Initial Delivery

Date (as defined in Section 4) and as of any subsequent Delivery Date, as the case may be, to the requirements of the Securities Act and the Rules and Regulations.  The Prospectus will conform in all material respects when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date to the requirements of the Securities Act and the Rules and Regulations.  The Registration Statement, at each Effective Date, and the Prospectus, as of its date and on the applicable Delivery Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; provided, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with the information furnished in writing to the Partnership by any Underwriter through the Representatives expressly for use therein, which information is specified in Section 9(e) of this Agreement.  The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

(e)           The documents incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when they became effective or when filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when filed with Commission and on the applicable Delivery Date, will conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and the Rules and Regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement,  except for any Issuer Free Writing Prospectus set forth on Schedule 4 hereto.

(f)            Each of the Partnership Entities has been duly organized or formed and is validly existing as a limited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction set forth opposite its name in Schedule 2 attached hereto with full power and authority to own or lease its properties and to conduct its business in all material respects, in each case as described in the Pricing Disclosure Package and the Prospectus.  Each of the Partnership Entities is duly registered or qualified to do business as a foreign limited liability company or limited partnership, as the case may be, for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure to register or qualify would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Partnership Entities, taken as a whole (“Material Adverse Effect”).

(g)           The General Partner has all necessary limited liability company power and authority to act as general partner of the Partnership.  EnLink Midstream Operating GP, LLC a Delaware limited liability company (the “Operating GP”), has all necessary limited liability company power and authority to act as general partner of EnLink Midstream Operating, LP, a Delaware limited partnership (the “Operating Partnership”).

(h)           The General Partner is the sole general partner of the Partnership.  As of the date hereof (and prior to the issuance of the Units as contemplated by this Agreement), the General Partner has a 0.68% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Seventh Amended and Restated Agreement of Limited Partnership of the Partnership dated as of July 7, 2014 (as amended to date, the “Partnership Agreement”); and the General Partner owns its general partner interest free and clear of all liens, encumbrances, security interests or claims (collectively, “Liens”) (except restrictions on transferability contained in Section 4.6 of the Partnership Agreement or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus).

(i)            As of the date hereof (and prior to the issuance of the Units as contemplated by this Agreement), the issued and outstanding limited partner interests of the Partnership consist of 233,058,248 Common Units and the incentive distribution rights, as defined in the Partnership Agreement (the “Incentive Distribution Rights”).  All outstanding Common Units and Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)).

(j)            As of the date hereof, (i) EnLink Midstream, Inc., a Delaware corporation (“EMI”), owns 17,431,152 Common Units (the “EMI Units”), (ii) Devon Energy Corporation, a Delaware corporation, owns, directly or indirectly, 120,542,441 Common Units and (iii) the General Partner owns all of the Incentive Distribution Rights.  EMI owns the EMI Units and the General Partner owns the Incentive Distribution Rights, in each case, free and clear of all Liens, except (A) with respect to the Incentive Distribution Rights, restrictions on transferability contained in Section 4.7 of the Partnership Agreement and as described in the Registration Statement and Prospectus and (B) Liens arising under the Credit Agreement, dated as of March 7, 2014 (as amended to date, the “ENLC Credit Agreement”), among EnLink Midstream, LLC, a Delaware limited liability company (“ENLC”), Bank of America, N.A. and certain other parties.

(k)           At the Initial Delivery Date or the Option Units Delivery Date, as the case may be, the Firm Units or the Option Units to be sold by the Partnership and the limited partner interests represented thereby will be duly authorized by the Partnership and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the

Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act and as described in the Pricing Disclosure Package and Prospectus under the caption “Description of the Common Units—Limited Liability”).

(l)            All of the issued and outstanding equity interests of each Operating Subsidiary (other than EnLink Midstream Holdings, LP, a Delaware limited partnership (“EnLink Midstream Holdings”), and Acacia Natural Gas L.L.C., a Delaware limited liability company, EnLink Midstream Services, LLC, a Texas limited liability company, and SWG Pipeline, L.L.C., a Texas limited liability company, each of which are wholly-owned subsidiaries of EnLink Midstream Holdings (collectively with EnLink Midstream Holdings, the “Midstream Holdings Entities”)) (i) have been duly authorized and validly issued in accordance with the limited partnership agreement or limited liability company agreement (collectively, the “Operative Agreements”) and the certificate of limited partnership, formation or conversion, or other similar organizational document (in each case as in effect on the date hereof and as the same may be amended or restated on or prior to the Delivery Date) (collectively with the Operative Agreements, the “Organizational Documents”), as applicable, of such Operating Subsidiary, are fully paid (in the case of an interest in a limited partnership or limited liability company, to the extent required under the Organizational Documents of such Operating Subsidiary) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act, Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) or Sections 153.102, 153.202 and 153.210 of the Texas Business Organizations Code (the “TBOC”), as applicable), and (ii) are owned, directly or indirectly, by the Partnership, free and clear of all Liens, except restrictions on transferability as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or as otherwise contained in the Organizational Documents.

(m)          The Partnership owns 100% of the issued and outstanding membership interests in the Operating GP.

(n)           The Partnership is the sole limited partner of the Operating Partnership with a 99.999% limited partner interest in the Operating Partnership and the Operating GP is the sole general partner of the Operating Partnership with a 0.001% general partner interest in the Operating Partnership.

(o)           The Operating Partnership owns 100% of the issued and outstanding membership interests in EnLink Midstream Holdings GP, LLC, a Delaware limited liability company (“EnLink Midstream Holdings GP”).  EnLink Midstream Holdings GP is the sole general partner of EnLink Midstream Holdings.

(p)           The Operating Partnership owns a 50% limited partner interest in EnLink Midstream Holdings; such partner interest (i) has been duly authorized and validly issued in accordance with the Organizational Documents of EnLink Midstream Holdings, (ii) is fully paid (to the extent required under the Organizational Documents of EnLink Midstream Holdings) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act) and (iii) is owned directly by the Operating Partnership, free and clear of all Liens, except (A) restrictions on transferability as described in the Pricing Disclosure Package and the Prospectus or (B) as otherwise contained in the Organizational Documents of the Operating Partnership.

(q)           ENLC indirectly owns 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the Third Amended and Restated Limited Liability Company Agreement of the General Partner dated as of July 7, 2014 (as amended, the “GP LLC Agreement”) and are fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and ENLC indirectly owns its membership interests free and clear of all Liens (except (i) restrictions on transferability as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) those arising under the ENLC Credit Agreement or (iii) as otherwise contained in the Organizational Documents of the General Partner).

(r)            As of the date hereof, the Partnership has no direct or indirect subsidiaries other than the Operating Subsidiaries that would be deemed a “significant subsidiary” as such term is defined in Rule 405 of the Rules and Regulations (assuming, for purposes of this paragraph, that the conditions described in such definition are determined as of the date hereof).

(s)            The Partnership has all requisite power and authority to issue, sell and deliver the Units to be sold by it in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus.  At the Initial Delivery Date and the Option Units Delivery Date, all partnership and limited liability company action, as the case may be, required to be taken by the General Partner, the Partnership or any of their members or partners for the authorization, issuance, sale and delivery of the Units and the consummation of the transactions contemplated hereby shall have been validly taken.  This Agreement has been duly and validly authorized, executed and delivered by the Partnership.

(t)            The Operative Agreements of the Partnership and the General Partner, as applicable, have been duly authorized, executed and delivered by the parties thereto, and are valid and legally binding agreements of such parties, enforceable against such parties in accordance with their terms; provided, that, with respect to such agreements, the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(u)           None of the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement by the Partnership, or the consummation of the transactions contemplated hereby (i) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of any of the Partnership Entities, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is a party or (iv) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Entities, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect or could materially impair the ability of the Partnership to perform its obligations under this Agreement.

(v)           No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Partnership Entities or any of their respective properties is required in connection with the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement by the Partnership or the consummation by the Partnership of the transactions contemplated by this Agreement, except (i) for such consents required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws, (ii) for such consents required under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”), (iii) for such consents that have been, or prior to the Initial Delivery Date will be, obtained or (iv) as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(w)          Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or, in the case of transfer restrictions, as set forth in the Organizational Documents, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any partnership or membership interests of any of the Partnership Entities, in each case, pursuant to the Organizational Documents of the Partnership Entities, or any other agreement or instrument to which the Partnership is a party or by which it may be bound.  Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership other than as have been waived.  Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding options or warrants to purchase any partnership or membership interests in any of the Partnership Entities.

(x)           None of the Partnership Entities has sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration

Statement, the Pricing Disclosure Package and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.  Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, subsequent to the respective dates as of which such information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto), (i) none of the Partnership Entities has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, singly or in the aggregate, is material to the Partnership Entities, (ii) there has not been any material change in the capitalization or material increase in the short-term debt or long-term debt of the Partnership Entities and (iii) there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, singly or in the aggregate, a prospective material adverse change in or affecting the general affairs, business, prospects, properties, management, condition (financial or otherwise), partners’ capital, members’ equity, net worth or results of operations of the Partnership Entities.

(y)           The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved, except to the extent described therein.  There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus that are not included or incorporated by reference as required.  The Partnership Entities do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.  The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents in all material respects the information contained therein and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.

(z)           KPMG LLP, who have certified certain financial statements of EnLink Midstream Holdings, LP Predecessor and the Partnership and its consolidated subsidiaries, and have audited the effectiveness of the Partnership’s internal control over financial reporting and expressed an unqualified opinion on management’s assessment thereof, whose reports appear in the Prospectus or are incorporated by reference therein and who have delivered the initial letter referred to in Section 8(g) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

(aa)         The pro forma financial statements incorporated by reference in the Preliminary Prospectus, the Prospectus and the Registration Statement present fairly the information contained therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.  The pro forma financial statements incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Securities Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

(bb)         The Operating Subsidiaries have good and indefeasible title to all real property and good title to all personal property described in the Registration Statement, Pricing Disclosure Package and the Prospectus as owned by the Operating Subsidiaries, free and clear of all Liens, except (i) as described, and subject to limitations contained, in the Registration Statement, the Pricing Disclosure Package and Prospectus or (ii) such as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(cc)         The Partnership Entities maintain insurance covering the properties, operations, personnel and businesses of the Partnership Entities against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated.  None of the Partnership Entities has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance.  All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Initial Delivery Date and on any Option Units Delivery Date, if any.

(dd)         Except as described in the Pricing Disclosure Package and the Prospectus, there is (i) no action, suit or proceeding before or by any federal or state court, commission, arbitrator or governmental or regulatory agency, body or official, domestic or foreign, now pending or, to the knowledge of the Partnership, threatened, to which any of the Partnership Entities is or may be a party or to which the business or property of any of the Partnership Entities is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been formally proposed by any governmental agency and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Partnership Entities is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably likely to (A) individually or in the aggregate have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and issuance of the Units, or (C) in any manner draw into question the validity of this Agreement.

(ee)         There are no legal or governmental proceedings pending or, to the knowledge of the Partnership, threatened, against any of the Partnership Entities, or to which any of the Partnership Entities is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act.

(ff)          No labor disturbance by the employees of the Partnership Entities exists or, to the knowledge of the Partnership, is threatened or imminent.

(gg)         Each of the Partnership Entities has filed (or has obtained extensions with respect to) all material federal, state and foreign income and franchise tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due, if any, pursuant to such returns, other than those (i) which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles or (ii) which, if not paid, would not have a Material Adverse Effect.

(hh)         None of the Partnership Entities is (i) in violation of its Organizational Documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation in the case of clause (ii) or (iii) would, if continued, have a Material Adverse Effect or could materially impair the ability of the Partnership to perform its obligations under this Agreement.  To the knowledge of the Partnership, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them is bound or to which any of their properties is subject, is in default under any such agreement, which breach, default or violation would, if continued, have a Material Adverse Effect.

(ii)           None of the Partnership Entities is now, and after giving effect to the sale of the Units to be sold by the Partnership hereunder and application of the net proceeds from such sale as described in the Pricing Disclosure Package and the Prospectus under the caption “Use of Proceeds” none of the Partnership Entities will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(jj)           Each of the Partnership Entities (i) makes and keeps accurate books and records and (ii) maintains and has maintained effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States and to maintain asset accountability, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents in all material respects the information contained therein and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.

(kk)         (i) The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports it files or submits under the Exchange Act is accumulated and communicated to management of the General Partner, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(ll)           Since the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by KPMG LLP and the audit committee of the board of directors of the General Partner, (i) the Partnership has not been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Partnership and each of its subsidiaries to record, process, summarize and report financial data or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Partnership and each of its subsidiaries, and (ii) there have been no changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(mm)      None of the Partnership Entities, nor, to the knowledge of the Partnership, any director, officer, agent, employee or affiliate of any Partnership Entity (in their capacity as directors, officers, agents, employees or affiliates) has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 (the “FCPA”); or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(nn)         The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the Rules and Regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Partnership Entities with respect to the Money Laundering Laws is pending or, to the best knowledge of the Partnership, threatened.

(oo)         Neither the Partnership Entities nor, to the knowledge of the Partnership, any director, officer, agent, employee or affiliate of the Partnership Entities is currently subject to any sanctions imposed by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) and the Partnership will not directly or indirectly use any of the proceeds from the sale of Units by the Partnership in the offering contemplated by this Agreement, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(pp)         The Partnership and each of the General Partner’s officers and directors are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder.

(qq)         None of the Partnership Entities has distributed and, prior to the later to occur of (i) the Initial Delivery Date or any Option Units Delivery Date, if any, and (ii) completion of the distribution of the Units, will not distribute, any prospectus (as defined under the Securities Act) in connection with the offering and sale of the Units other than the Registration Statement, any Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Securities Act, including Rule 134 of the Rules and Regulations.

(rr)           None of the Partnership Entities (i) has taken, and none of such persons shall take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Units to facilitate the sale or resale of the Common Units in violation of any law, rule or regulation or (ii) since the initial filing of the Registration Statement, except as contemplated by this Agreement, (A) has sold, bid for, purchased or paid anyone any compensation for soliciting purchases of the Common Units or (B) has paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Partnership to facilitate the sale or resale of the Units in violation of any law, rule or regulation.

(ss)          Except (i) with respect to the Midstream Holdings Entities and (ii) as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no Operating Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Partnership, from making any other distribution on such Operating Subsidiary’s capital stock, from repaying to the Partnership any loans or advances to such Operating Subsidiary from the Partnership or from transferring any of such Operating Subsidiary’s property or assets to the Partnership or any other Operating Subsidiary.

(tt)           Each of the Partnership Entities has, or at the applicable Delivery Date will have, such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own its properties and to conduct its business in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except for such permits that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such permits which are due to have been fulfilled and performed by such date in the manner described, and subject to the limitations contained, in the Pricing Disclosure Package and the Prospectus and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect.

(uu)         Each of the Partnership Entities has such consents, easements, rights-of-way, permits or licenses from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described, and subject to the limitations contained, in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except for (i) qualifications, reservations and encumbrances that would not have a Material Adverse Effect and (ii) such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; other than as set forth, and subject to the limitations contained, in the Registration Statement, the Pricing Disclosure Package and the Prospectus, each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a Material Adverse Effect; and, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.

(vv)         The Partnership Entities (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) (“Environmental Laws”), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permit and (iv) do not have any liability in connection with the release into the environment of any Hazardous Materials, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases would not, individually or in the aggregate, have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

(ww)       Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Partnership Entities and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder)) established or maintained by the Partnership Entities or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA, and, if applicable, the qualification requirements under Section 401 of the Internal Revenue Code of 1986 (as amended, the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder), except where the failure to comply would not have a Material Adverse Effect.  “ERISA Affiliate” means, with respect to the Partnership Entities, any member of any group of organizations described in Section 414(b), (c), (m) or (o) of the Code with which the Partnership Entities is treated as a single employer.  No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained as of the date hereof by the Partnership Entities or any of their ERISA Affiliates, except for any such occurrence as would not have a Material Adverse Effect.  No “employee benefit plan” established or maintained as of the date hereof by the Partnership Entities or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA) except for such liabilities as would not have a Material Adverse Effect.  With respect to any “employee benefit plan” established, maintained or contributed to as of the date hereof by the Partnership Entities or any of their ERISA Affiliates, neither the Partnership Entities, nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any such “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code except for such liability as would not have a Material Adverse Effect.

Any certificate signed by any officer of the General Partner and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Partnership, as to matters covered thereby, to each Underwriter.

2.     Purchase of the Units by the Underwriters.  On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Partnership agrees to sell 10,500,000 Firm Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite that Underwriter’s name in Schedule 1 hereto.

In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Partnership grants to the Underwriters an option, severally and not jointly, to purchase up to 1,575,000 Option Units.  Such option is exercisable in the event that the Underwriters sell more Common Units than the number of Firm Units in the offering and as set forth in Section 4 hereof. If such option is exercised as to all or any portion of the Option Units, the Company will sell to the Underwriters the number of Option Units then being purchased and each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional Common Units as the Underwriters may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule 1 hereto opposite the name of such Underwriter bears to the total number of Firm Units.

The price of both the Firm Units and any Option Units purchased by the Underwriters shall be $27.52 per Common Unit.

The Partnership shall not be obligated to deliver any of the Firm Units or Option Units to be delivered on the applicable Delivery Date, except upon payment for all such Units to be purchased on such Delivery Date as provided herein.

3.     Offering of Units by the Underwriters.  Upon authorization by the Underwriters of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.

4.     Delivery of and Payment for the Units.  Delivery of and payment for the Firm Units shall be made at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Underwriters and the Partnership.  This date and time are sometimes referred to as the “Initial Delivery Date.”  Delivery of the Firm Units shall be made to Wells Fargo Securities, LLC for the account of each Underwriter against payment by the several Underwriters through Wells Fargo Securities, LLC of the purchase price of the Firm Units being sold by the Partnership to or upon the order of the Partnership by wire transfer in immediately available funds to the account specified by the Partnership.  Time shall be of the essence, and delivery at the time specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.  Delivery of the Firm Units shall be made through the facilities of The Depository Trust Company unless the Underwriters shall otherwise instruct.

The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Partnership by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 2 will expire on the next succeeding business day.  Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Underwriters, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised.  The date and time the Option Units are delivered are sometimes referred to as an “Option Units Delivery Date,” and the Initial Delivery Date and any Option Units Delivery Date are sometimes each referred to as a “Delivery Date.”

5.     Further Agreements of the Partnership.  The Partnership agrees:

(a)           To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all other material required to be filed by the Partnership with the Commission pursuant to Rule 433(d) under the Securities Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Units; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Units, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain the withdrawal of such order;

(b)           To furnish promptly to each of the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(c)           To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request:  (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per unit earnings), (ii) any Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, which in the case of the Prospectus, are to be delivered as soon as practicable after the date of this Agreement and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required at any time after the effective date of the Registration Statement in connection with the offering or sale of the Units and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriters and to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

(d)           If, during the period when a prospectus relating to any of the Units is required to be delivered under the Securities Act by any Underwriter or any dealer, (i) any event relating to or affecting the Partnership or of which the Partnership shall be advised in writing by the Underwriters shall occur as a result of which, in the opinion of the Partnership or the counsel for the Underwriters, the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Securities Act, the Rules and Regulations, the Exchange Act or the rules and regulations under the Exchange Act, the Partnership will forthwith at its expense prepare and file with the Commission, and furnish to the Underwriters a reasonable number of copies of, such amendment or supplement or other filing that will correct such statement or omission or effect such compliance;

(e)           The Partnership will not file any amendment or supplement to the Registration Statement, the Basic Prospectus (or any other prospectus relating to the Units filed pursuant to Rule 424(b) of the Rules and Regulations that differs from the Prospectus as filed pursuant to such Rule 424(b)), of which the Underwriters shall not previously have been advised or to which the Underwriters shall have reasonably objected in writing after being so advised unless the Partnership shall have determined based upon the advice of counsel that such amendment or supplement is required by law; and the Partnership will promptly notify you after it shall have received notice thereof of the time when any amendment to the Registration Statement becomes effective or when any supplement to the Prospectus has been filed;

(f)            The Partnership will make generally available to its unitholders and to the Underwriters an earnings statement or statements of the Partnership and its subsidiaries which will satisfy, on a timely basis, the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act;

(g)           Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in connection therewith the Partnership shall not be required to (i) qualify as a foreign limited partnership in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

(h)           For a period commencing on the date hereof and ending on the 30th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (1) issue, offer for sale, sell, pledge or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the transfer or disposition by any person at any time in the future of) any Common Units or securities convertible into or exchangeable for Common Units (other than (i) the Units to be sold hereunder, (ii) the Common Units issued pursuant to employee benefit plans, qualified unit option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights, (iii) Common Units offered and sold pursuant to (x) the Equity Distribution Agreement, dated as of May 29, 2014, between the Partnership and BMO Capital Markets Corp. or (y) the Equity Distribution Agreement, dated as of November 7, 2014, among the Partnership and BMO Capital Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Jefferies LLC, Raymond James & Associates, Inc. and RBC Capital Markets LLC, and (iv) Common Units or securities convertible into or exchangeable for Common Units, issued by the Partnership, in connection with the acquisition by the Partnership or any of its subsidiaries of the securities, business, property or other assets of another person or entity; provided, however, that the party acquiring such Common Units shall agree in writing to be bound by the restrictions set forth in this Section 5(h) for any remaining term of the Lock-Up Period), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than the grant of options pursuant to option plans existing on the date hereof); (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise; (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units or any other securities of the Partnership (other than any registration statement on Form S-8) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Wells Fargo Securities, LLC and to cause each officer, director and unitholder of the Partnership set forth on Schedule 3 hereto to furnish to the Underwriters, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”); and

(i)            To apply the net proceeds from the sale of the Units being sold by the Partnership as set forth in the Prospectus under the caption “Use of Proceeds.”

6.     Additional Agreements.

(a)           The Partnership represents and agrees that, without the prior consent of the Underwriters, it has not made and will not make any offer relating to the Units that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; each Underwriter represents and agrees that, without the prior consent of the Partnership, it has not made and will not make any offer relating to the Units that would constitute a free writing prospectus required to be filed by the Partnership with the SEC; any such free writing prospectus the use of which has been consented to by the Partnership and the Underwriters is listed on Schedule 4 hereto;

(b)           The Partnership has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

(c)           The Partnership agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Partnership will give prompt notice thereof to the Underwriters and, if requested by the Underwriters, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission.

7.     Expenses.  The Partnership agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus the Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus and any amendment or supplement to thereto or any document incorporated by reference therein, all as provided in this Agreement; (d) the printing and distribution of this Agreement, any supplemental agreement among Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) the transfer agent; (f) any required review by the Financial Industry Regulatory Authority, Inc. of the terms of sale of the Units; (g) the inclusion of the Units on the New York Stock Exchange; (h) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 5(g) and the preparation, printing and distribution of a Blue Sky Memorandum, if any (including related fees and expenses of counsel to the Underwriters); (i) the transportation and other expenses incurred by or on behalf of the Partnership’s representatives in connection with presentations to prospective purchasers of the Units; and (j) all other costs and expenses incident to the performance of the obligations of the Partnership under this Agreement; provided that, except as provided in this Section 7 and in Section 12, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriters.

8.     Conditions of Underwriters’ Obligations.  The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Partnership contained herein, to the performance by the Partnership of its obligations hereunder, and to each of the following additional terms and conditions:

(a)   The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement; all material required to be filed by the Partnership pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

(b)   No Underwriter shall have discovered and disclosed to the Partnership on or prior to each Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)   All limited partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement, the Basic Prospectus and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)   Baker Botts L.L.P. shall have furnished to the Underwriters its written opinion, as counsel to the Partnership, addressed to the Underwriters and dated as of such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form attached hereto as Exhibit B.

(e)   The Underwriters shall have received from Latham & Watkins LLP, counsel for the Underwriters, such opinion or opinions, dated as of such Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Partnership shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(f)    At the time of execution of this Agreement, the Underwriters shall have received from KPMG LLP a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent registered public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(g)   With respect to the letter of KPMG LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the “KPMG initial letter”), the Partnership shall have furnished to the Underwriters a letter (the “KPMG bring-down letter”) of such accountants, addressed to the Underwriters and dated as of such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the KPMG bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the KPMG bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the KPMG initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the KPMG initial letter.

(h)   The Partnership shall have furnished to the Underwriters a certificate, dated as of the Delivery Date, of its Chief Executive Officer or its Chief Financial Officer stating that:

(i)            the representations, warranties and agreements of the Partnership in Section 1 are true and correct on and as of such Delivery Date, and the Partnership has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

(ii)           no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to the knowledge of such officer, threatened; and

(iii)          such officer has carefully examined the Registration Statement and the Prospectus and (A) nothing has come to such officer’s attention that would lead such officer to believe that the Registration Statement, as of the latest Effective Date, and the Prospectus, as of its date and as of such Delivery Date, contained or contains any untrue statement of a material fact and omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and (B) since the latest Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus that has not been so set forth.

(i)    Except as set forth in the Registration Statement and the Pricing Disclosure Package, (i) none of the Partnership Entities shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package exclusive of any amendment or supplement thereto after the date hereof, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capitalization or long-term debt of any of the Partnership Entities or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management, business or prospects of the Partnership Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(j)    On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Partnership’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Partnership’s debt securities.

(k)   The Units shall have been listed and admitted and authorized for trading on the New York Stock Exchange.

(l)    On or after the Applicable Time, there shall not have occurred any of the following:  (i) trading in any securities of the Partnership shall have been suspended by the Commission or by the New York Stock Exchange, (ii) trading in securities generally on the New York Stock Exchange or the NASDAQ Global Select Market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (iii) a banking moratorium shall have been declared by federal or state authorities, (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(m)  The Lock-Up Agreements between the Underwriters and the officers, directors and certain unitholders of the Partnership set forth on Schedule 3, delivered to the Underwriters on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

9.     Indemnification and Contribution.

(a)   The Partnership shall indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, affiliates of each Underwriter who have participated in the distribution of securities, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Underwriter, director, officer, employee, agent, affiliate or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, the Pricing Disclosure Package or the Prospectus or in any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “road show” as defined in Rule 433(h) of the Securities Act or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such director, officer, employee, agent, affiliate or controlling person promptly upon demand for any legal or other expenses reasonably incurred by each Underwriter, director, officer, employee, agent, affiliate or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Partnership shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, the Pricing Disclosure Package or the Prospectus, or in any such amendment or supplement thereto, any Issuer Free Writing Prospectus or any road show, in reliance upon and in conformity with the written information concerning such Underwriter furnished to the Partnership by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 9(e).  The foregoing indemnity agreement is in addition to any liability which the Partnership may otherwise have to any Underwriter or to any director, officer, employee, agent, affiliate or controlling person of that Underwriter.

(b)   Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Partnership, each of the General Partner’s directors, officers and employees, and each person, if any, who controls the Partnership within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Partnership or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, the Pricing Disclosure Package or the Prospectus or in any amendment or supplement thereto, any Issuer Free Writing Prospectus or any roadshow, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, the Pricing Disclosure Package or the Prospectus or any such amendment or supplement thereto, any Issuer Free Writing Prospectus or any road show, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 9(e) and shall reimburse the Partnership or any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Partnership, or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.  The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Partnership or any such director, officer, employee or controlling person.

(c)   Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under paragraphs (a) or (b) above except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under paragraphs (a) or (b) above.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under paragraphs (a) or (b) above for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriters shall have the right to employ counsel to represent jointly the Underwriters and their respective directors, officers, employees, agents, affiliates and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Partnership under this Section 9 if (i) the Partnership and the Underwriters shall have so mutually agreed; (ii) the Partnership has failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriters; (iii) the Underwriters and their respective directors, officers, employees, agents, affiliates and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the Partnership or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriters or their respective directors, officers, employees, agents, affiliates or controlling persons, on the one hand, and the

Partnership on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Partnership.  In no event shall such indemnifying parties be liable for the fees and expenses of more than one counsel, other than any local counsel, for all such indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent, but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)   If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership, on the one hand, and the Underwriters, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Partnership, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Partnership, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand, bear to the total gross proceeds from the offering of the Units under this Agreement, as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Partnership and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute as provided in this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

(e)   The Underwriters severally confirm and the Partnership acknowledges and agrees that the statements set forth in the Prospectus (i) in the last paragraph of the cover page regarding delivery of the Units and (ii) under the heading “Underwriting,” the fourth, ninth, tenth and eleventh paragraphs, are correct and constitute the only information concerning such Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

10.  Defaulting Underwriters.  If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Units that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of the Firm Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of the Firm Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Units on such Delivery Date if the total number of Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the total number of Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2.  If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such Delivery Date.  If the remaining Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Units Delivery Date, the obligation of the Underwriters to purchase, and of the Partnership to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter or the Partnership, except that the Partnership will continue to be liable for the payment of expenses to the extent set forth in Sections 7 and 12.  As used in this Agreement, the term “Underwriter”

includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Units that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Partnership Entities for damages caused by its default.  If other Underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, either the Underwriters or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

11.  Termination.  The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Partnership prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 8(i), 8(j) and 8(l) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

12.  Reimbursement of Underwriters’ Expenses.  If (a) the Partnership shall fail to tender the Units for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Partnership to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Partnership is not fulfilled for any reason or (b) the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement, other than in each case because of the events set forth in clauses (ii) through (v) of Section 8(l), the Partnership will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Partnership shall pay the full amount thereof to the Underwriters.  If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Partnership shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

13.  No Fiduciary Duty.  The Partnership acknowledges and agrees that (i) the purchase and sale of the Units pursuant to this Agreement is an arm’s-length commercial transaction between the Partnership, on the one hand, and the Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Partnership, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Partnership with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Partnership on other matters) or any other obligation to the Partnership except the obligations expressly set forth in this Agreement and (iv) the Partnership has consulted its own legal and financial advisors to the extent it deemed appropriate.  The Partnership agrees that it will not claim that any of the Underwriters has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Partnership, in connection with such transaction or the process leading thereto.

14.  Research Independence.  In addition, the Partnership acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of its investment bankers.  The Partnership hereby waives and releases, to the fullest extent permitted by law, any claims that the Partnership may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership by such Underwriters’ investment banking divisions.  The Partnership acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this Agreement.

15.  Notices, Etc.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)   if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to (i) Wells Fargo Securities, LLC, 375 Park Avenue, New York, NY 10152, Attention: Equity Syndicate Department (Fax: 212-214-5918); (ii) Barclays Capital Inc., 745 Seventh Avenue, New York, NY 10019, Attention: Syndicate Registration (Fax: 646-834-8133); (iii) Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, NY 10036, Attention: Syndicate Department (Fax: 646-855-3073), with a copy to ECM Legal (Fax: 212-230-8730); and (iv) Morgan Stanley & Co. LLC, 1585 Broadway, New York, NY 10036, Attention: Equity Syndicate Desk, with a copy to Legal Department; and

(b)   if to the Partnership, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Partnership set forth in the Registration Statement, Attention: General Counsel (Fax: 214-953-9501);

provided, however, that any notice to an Underwriter pursuant to Section 9(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Underwriters, which address will be supplied to any other party hereto by the Underwriters upon request.  Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The Partnership shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Partnership, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

16.  Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Partnership contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 9(b) of this Agreement shall be deemed to be for the benefit of the directors, officers and employees of the General Partner and any person controlling the Partnership within the meaning of Section 15 of the Securities Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

17.  Survival.  The respective indemnities, representations, warranties and agreements of the Partnership and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

18.  Definition of the Terms “Business Day” and “Subsidiary”.  For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

19.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

20.  Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

21.  Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature pages follow.]

If the foregoing correctly sets forth the agreement among the Partnership and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

ENLINK MIDSTREAM PARTNERS, LP

By:	EnLink Midstream GP, LLC,
its General Partner

By:	/s/ Michael J. Garberding
Name:	Michael J. Garberding
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Underwriting Agreement]

Accepted:

Wells Fargo Securities, LLC

By:	/s/ Elizabeth DiChiaro
Name:	Elizabeth DiChiaro
Title:	Managing Director

Barclays Capital Inc.

By:	/s/ Victoria Hale
Name:	Victoria Hale
Title:	Vice President

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ Michael Connor
Name:	Michael Connor
Title:	Managing Director

Morgan Stanley & Co. LLC

By:	/s/ John Sartorius
Name:	John Sartorius
Title:	Vice President

[Signature Page to Underwriting Agreement]

SCHEDULE 1

Underwriters	Number of Firm Units
Wells Fargo Securities, LLC	1,128,750
Barclays Capital Inc.	1,128,750
Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,128,750
Morgan Stanley & Co. LLC	1,128,750
Citigroup Global Markets Inc.	779,100
Credit Suisse Securities (USA) LLC	779,100
Deutsche Bank Securities Inc.	779,100
Goldman, Sachs & Co.	779,100
Jefferies LLC	779,100
J.P. Morgan Securities LLC	779,100
UBS Securities LLC	779,100
RBC Capital Markets, LLC	426,300
Oppenheimer & Co. Inc.	105,000
Total	10,500,000

SCHEDULE 2

Operating Subsidiaries

Entity	Jurisdiction of Formation
EnLink Midstream Operating GP, LLC	Delaware

EnLink Midstream Operating, LP	Delaware

EnLink Energy GP, LLC	Delaware

EnLink Midstream Holdings GP, LLC	Delaware

EnLink Midstream Holdings, LP	Delaware

EnLink Midstream Services, LLC	Texas

SWG Pipeline, L.L.C.	Texas

EnLink LIG Liquids, LLC	Louisiana

EnLink NGL Pipeline, LP	Texas

EnLink North Texas Pipeline, LP	Texas

EnLink North Texas Gathering, LP	Texas

EnLink Processing Services, LLC	Delaware

EnLink Calcasieu, LLC	Delaware

EnLink GOM, LLC	Delaware

Bridgeline, LLC	Delaware

Bridgeline Holdings, L.P.	Delaware

Chandeleur Pipe Line, LLC	Delaware

Sabine Hub Services LLC	Delaware

Sabine Pipe Line LLC	Delaware

Other Partnership Entities

Entity	Jurisdiction of Formation
EnLink Midstream Partners, LP	Delaware

EnLink Midstream GP, LLC	Delaware

SCHEDULE 3

PERSONS DELIVERING LOCK UP AGREEMENTS

Directors:	John Richels
Barry E. Davis
Leldon E. Echols
Scott A. Griffiths
David A. Hager
Thomas L. Mitchell
Mary P. Ricciardello
Darryl G. Smette
Kyle D. Vann

Officers:	Barry E. Davis
Michael J. Garberding
Steve J. Hoppe
McMillan Hummel
Susan J. McAden

Unitholders:	EnLink Midstream, Inc.
Devon Gas Services, L.P.

SCHEDULE 4

Issuer Free Writing Prospectuses:  None.

Pricing Information:

Number of Units:  10,500,000 Firm Units or, if the Underwriters exercise in full their option to purchase additional Units granted in Section 2 hereof, 12,075,000 Units.

Public offering price for the Units: $28.37 per Unit

EXHIBIT A

LOCK-UP LETTER AGREEMENT

November 14, 2014

Wells Fargo Securities, LLC

375 Park Avenue

New York, NY 10152

Ladies and Gentlemen:

The undersigned understands that you (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of common units representing limited partnership interests (the “Common Units”) in EnLink Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), and that the Underwriters propose to reoffer the Units to the public (the “Offering”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Underwriting Agreement.

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Wells Fargo Securities, LLC, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the transfer or disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the Rules and Regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any option or warrant) or securities convertible into or exercisable or exchangeable for Common Units, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units or securities convertible into or, exercisable or exchangeable for Common Units or any other securities of the Partnership or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 30th day after the date of the final prospectus relating to the Offering.  The foregoing sentence shall not apply to (i) Common Units disposed of as bona fide gifts, provided that the receiving party agrees to be bound by the terms of this Lock-Up Letter Agreement, (ii) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement and further provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made during the 30-day restricted period or (iii) transfers

A-1

to the Partnership to satisfy any tax or other governmental withholding obligation with respect to any award of equity-based compensation under a compensation arrangement in effect as of the date of the Underwriting Agreement.

In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Partnership notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Units, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Partnership and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership and the Underwriters.

THIS LOCK-UP LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK

[Signature page follows]

A-2

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.  Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

EXHIBIT B

FORM OF OPINION OF ISSUER’S COUNSEL

(i)            Each of the entities listed on Exhibit A to this opinion (the “Covered Subsidiaries”) and the General Partner, the Partnership, the Operating GP, and the Operating Partnership (the “EnLink Midstream Entities” and, together with the Covered Subsidiaries, the “EnLink Midstream Covered Entities”) is validly existing as a limited partnership or limited liability company, as applicable, and is in good standing under the laws of its respective jurisdiction of formation or organization with all necessary limited partnership or limited liability company, as applicable, power and authority to own or lease its properties and to conduct its business in all material respects, in each case, as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.  Each of the EnLink Midstream Covered Entities is duly registered or qualified as a foreign limited liability company or limited partnership, as the case may be, for the transaction of business under the laws of each jurisdiction set forth in Exhibit B to this opinion.

(ii)           (A) The General Partner has all necessary limited liability company power and authority to act as general partner of the Partnership and (B) the Operating GP has all necessary limited liability company power and authority to act as general partner of the Operating Partnership, in each case of clause (A) and (B), in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(iii)          The General Partner is the sole general partner of the Partnership. As of the date hereof (and prior to the issuance of the Units as contemplated by the Agreement), the General Partner has a 0.68% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns its general partner interest free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file in the office of the Secretary of State of the State of Delaware.

(iv)          EMI owns of record the EMI Units and the General Partner owns all of the Incentive Distribution Rights, in each case free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming EMI or the General Partner as a debtor, as applicable, is on file in the office of the Secretary of State of the State of Delaware, except Liens arising under the ENLC Credit Agreement.

(v)           ENLC indirectly owns 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the GP LLC Agreement and are fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and ENLC owns such membership interests free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming ENLC as a debtor is on file in the office of the Secretary of State of the State of Delaware, except Liens arising under the ENLC Credit Agreement.

(vi)          The Units to be sold by the Partnership and the limited partner interests represented thereby have been duly authorized by the Partnership and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Description of Our Partnership Agreement—Limited Liability”).

(vii)         All of the issued and outstanding equity interests of each Operating Subsidiary listed on an exhibit to such opinion (the “Covered Subsidiaries”) (a) have been duly authorized and validly issued (in accordance with the applicable Organizational Documents of such Covered Subsidiary), are fully paid (to the extent required under the applicable Organizational Documents of such Covered Subsidiary) and nonassessable (except as such nonassessability may be affected by Section 17-303, 17-607 and 17-804 of the Delaware LP Act, Sections 18-607 and 18-804 of the Delaware LLC Act or Sections 153.102, 153.202 and 153.210 of the TBOC, as applicable) and (b) are owned, directly or indirectly, by the Partnership, free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the States of Delaware or Texas naming the Partnership as debtor or, in the case of equity interests of a Covered Subsidiary owned directly by one or more other Covered Subsidiary, naming any such other Covered Subsidiary as debtor(s), is on file as of a recent date in the office of the Secretary of State of the States of Delaware or Texas.

(viii)        The Operative Agreements of the EnLink Midstream Entities have been duly authorized, executed and delivered by the EnLink Midstream Entities and EMI, as applicable, and are valid and legally binding agreements of the EnLink Midstream Entities and EMI, as applicable, enforceable against the EnLink Midstream Entities and EMI, as applicable, in accordance with their terms; provided, that with respect to each such Operative Agreement of the EnLink Midstream Entities, the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(ix)          This Agreement has been duly authorized, executed and delivered by the Partnership.

(x)           Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or, in the case of transfer restrictions, as set forth in the Organizational Documents of the EnLink Midstream Entities, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any partnership or membership interests of any of the EnLink Midstream Entities, in each case pursuant to any Organizational Documents of the EnLink Midstream Entities or any agreement or instrument listed as an exhibit to the Registration Statement (in each case other than as set forth in the Partnership Agreement), in either case to which the Partnership is a party or by which it may be bound.  Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership pursuant to any agreements or instruments listed as an exhibit to the Registration Statement other than as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as set forth in the Partnership Agreement or as have been waived.

(xi)          None of the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement by the Partnership, or the consummation of the transactions contemplated by this Agreement (i) constitutes or will constitute a violation of the Organizational Documents of any of the EnLink Midstream Covered Entities, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any agreement filed or incorporated by reference as an exhibit to the Registration Statement or (iii) violates or will violate the Delaware LP Act, the Delaware LLC Act, the laws of the State of Texas or the federal laws of the United States of America (provided that such counsel need not express any opinion with respect to compliance with any state securities or federal or state antifraud law), which breaches, violations or defaults, in the case of clauses (ii) or (iii), would, individually or in the aggregate, have a Material Adverse Effect.

(xii)         No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) under the Delaware LP Act, the Delaware LLC Act, the federal law of the United States of America or the laws of the state of Texas is required in connection with the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement by the Partnership or the consummation of the transactions contemplated by this Agreement, except (i) for such consents required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws, as to which such counsel need not express any opinion, (ii) for such consents required under the rules and regulations of FINRA, (iii) for such consents that have been obtained or made, (iv) for such consents which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect or (v) as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xiii)        The Registration Statement became effective under the Securities Act automatically upon filing with the Commission on March 10, 2014, and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.  To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for such purpose has been instituted or threatened by the Commission.

(xiv)        The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Description of the Common Units,” and “Description of Our Partnership Agreement,” insofar as they constitute descriptions of agreements or refer to statements of law or legal conclusions, are accurate, in all material respects; and the Common Units and the Incentive Distribution Rights conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Summary—The Offering,” “Description of the Common Units” and “Description of Our Partnership Agreement.”

(xv)         The opinion of Baker Botts L.L.P. that is filed as Exhibit 8.1 to the Partnership’s Current Report on Form 8-K filed on November       , 2014 is confirmed, and the Underwriters may rely upon such opinion as if it were addressed to them.

(xvi)        None of the EnLink Midstream Entities is an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the Delaware LP Act, the Delaware LLC Act and the laws of the State of Texas.

Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated as of the Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that such counsel has reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and has participated in conferences with officers and other representatives of the General Partner, with representatives of the Partnership’s independent registered public accounting firm and with the Underwriters’ representatives and its counsel, at which the contents of the Registration Statement, the Pricing Disclosure Package, the Prospectus and related matters were discussed.  The purpose of such counsel’s professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus, and such counsel has not undertaken to verify independently any of the factual matters in such documents.  Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Pricing Disclosure Package and the Prospectus involve matters of a non-legal nature.  Accordingly, such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or included in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent stated in paragraphs (xiv) and (xv)).  Subject to the foregoing and on the basis of the information such counsel gained in the course of performing the services referred to above, such counsel advises the Underwriters that:

(A) the Registration Statement, as of the latest Effective Date, the Preliminary Prospectus, as of the Applicable Time, and the Prospectus, as of its date and the date hereof, appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations of the Commission thereunder; and

(B) nothing came to such counsel’s attention that caused such counsel to believe that:

(1) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(2) the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(3) the Prospectus, as of its date or as of the Delivery Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that in each case such counsel has not been asked to, and does not, express any belief with respect to (a) the financial statements and schedules or other financial or accounting information contained or included or incorporated by reference therein or omitted therefrom or (b) representations and warranties and other statements of fact contained in the exhibits to the Registration Statement or to documents incorporated by reference therein.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the EnLink Midstream Covered Entities and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act and the laws of the State of Texas, (D) with respect to the opinions expressed in paragraph (i) above as to the due qualification or registration as a foreign limited partnership or limited liability company, as the case may be, of each of the EnLink Midstream Covered Entities, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the States listed on Exhibit A to such opinion (each of which shall be delivered as of a recent date and shall be provided to you) and (E) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the other EnLink Midstream Covered Entities may be subject.